UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Accenture plc

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Your Vote Counts! ACCENTURE PLC 2022 Annual General Meeting Vote by January 25, 2022 11:59 PM EST. For shares held in a Plan, vote by January 23, 2022 11:59 PM EST. C/O GENERAL COUNSEL AND CORPORATE SECRETARY 161 N. CLARK STREET CHICAGO, ILLINOIS 60601 USA D62790-P62880-Z81169 You invested in ACCENTURE PLC (“Accenture”) and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on Wednesday, January 26, 2022. Get informed before you vote View the Notice of Annual Meeting, 2021 Proxy Statement and Annual Report for the fiscal year ended August 31, 2021 (the “Proxy Materials”) and our 2021 Irish financial statements online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 12, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote in Person at the Meeting* Point your camera here and January 26, 2022 3:00 pm, local time vote without entering a control number The Dock 7 Hanover Quay Grand Canal Dock Dublin 2, Ireland *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Appointment of the following nominees to the Board of Directors: **Nominees:**	
1a.	Jaime Ardila	For
1b.	Nancy McKinstry	For
1c.	Beth E. Mooney	For
1d.	Gilles C. Pélisson	For
1e.	Paula A. Price	For
1f.	Venkata (Murthy) Renduchintala	For
1g.	Arun Sarin	For
1h.	Julie Sweet	For
1i.	Frank K. Tang	For
1j.	Tracey T. Travis	For
2.	To approve, in a non-binding vote, the compensation of our named executive officers.	For
3.	To approve an amendment to the Amended and Restated Accenture plc 2010 Share Incentive Plan to increase the number of shares available for issuance thereunder.	For
4.	To ratify, in a non-binding vote, the appointment of KPMG LLP ("KPMG") as independent auditors of Accenture and to authorize, in a binding vote, the Audit Committee of the Board of Directors to determine KPMG's remuneration.	For
5.	To grant the Board of Directors the authority to issue shares under Irish law.	For
6.	To grant the Board of Directors the authority to opt-out of pre-emption rights under Irish law.	For
7.	To determine the price range at which Accenture can re-allot shares that it acquires as treasury shares under Irish law.	For

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D62791-P62880-Z81169